UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

VINCO VENTURES, INC.

(Exact name of registrant as specified in charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Address Not Applicable(1)	Address Not Applicable(1)
(Address of principal executive offices)	(Zip Code)

(866) 900-0992

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	BBIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

(1) We are a remote-friendly company, with several hubs and locations for employees to collaborate. Accordingly, we do not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, stockholder communications required to be sent to our principal executive offices may be directed to the email address set forth in our proxy materials and/or identified on our investor relations website.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Appointment of Officers

On April 18, 2023, the Board of Directors of Vinco Ventures, Inc. (the “Company”) appointed James Robertson as Chief Executive Officer and President and Chris Polimeni as Chief Financial Officer and Chief Operating Officer. Mr. Robertson replaces Rod Vanderbilt, who was the Executive Chairman and is resuming is role as Chairman of the Board, and Mr. Polimeni replaces Brendan Bosack, who was the Interim Chief Financial Officer.

James Robertson joins us from Us Weekly, the prestigious magazine and digital brand, where he served as Editor-In-Chief. He brings unparalleled experience to Vinco and will lead the Company into the next phase of our growth strategy to provide digital content and advertising. From January 2018 to October 2019, Mr. Robertson was the Editor-In-Chief of OK! Magazine and Senior Executive Editor & Head of News of a360 Celebrity Group Publications. From October 2019 through March 2023, he was Editor-In-Chief at Us Weekly and OK! Magazine.

Chris Polimeni previously served as Executive Vice President – CFO/COO of Accelerate360 Holdings, LLC & Subsidiaries, the parent company of a360 Media, LLC (formerly American Media, LLC.) from February 2007 to September 2020. From September 2020 to April 2023, he ran Polimeni & Associates, Inc. a corporate financial consulting firm as well as acting as an Interim CFO of several other entities and an executive consultant to Accelerate360 Holdings, LLC. He has been involved in acquisitions, corporate finance, SEC reporting and corporate management for more than 30 years.

The Compensation Committee of the Company’s Board is finalizing executive employment agreements with both Mr. Robertson and Mr. Polimeni, which will be disclosed via filing of a further Current Report on Form 8-K upon finalization.

Item 9.01 Exhibit

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2023

VINCO VENTURES, INC.

By:	/s/ Rod Vanderbilt
Name:	Rod Vanderbilt
Title:	Executive Chairman